UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

SOLAR CAPITAL LTD.

(Exact name of registrant as specified in its charter)

Maryland	814-00754	26-1381340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Park Avenue

New York, NY 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 993-1670

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 29, 2012, Solar Capital Ltd. (“Solar”) entered into a new Senior Secured Credit Agreement (the “Credit Agreement”) by and between Solar, Citibank, N.A., as administrative agent, the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, and SunTrust Bank, as documentation agent, to provide Solar with a new $485 million senior secured credit facility (the “Credit Facility”). The Credit Facility includes a $450 million senior secured revolving loan tranche and a $35 million senior secured term loan tranche, and replaces both Solar’s $405 million senior secured revolving credit facility with Citibank, N.A., as administrative agent, and Solar’s $35 million senior secured term loan with ING Capital LLC, as lender and administrative agent. The Credit Facility contains an accordion feature whereby it can be expanded up to $800 million with additional new lenders or increases in the commitments of current lenders.

The Credit Facility, among other things, matures in July 2016, includes a ratable amortization in the fourth year, generally bears interest based on LIBOR plus 2.50% and has no LIBOR floor requirement. Under the Credit Facility, Solar has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements, including minimum asset coverage and minimum equity requirements, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

Borrowing under the Credit Facility is subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Credit Facility and is qualified in its entirety by reference to the form of the Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and by this reference incorporated herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Senior Secured Credit Agreement by and between Solar Capital Ltd., Citibank, N.A., as administrative agent, the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, and SunTrust Bank, as documentation agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2012	SOLAR CAPITAL LTD.

	By:	/s/ Richard Peteka
Richard Peteka
Chief Financial Officer, Treasurer and Secretary